UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
January 1, 2006

BANK OF AMERICA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-6523	56-0906609

(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

100 North Tryon Street
Charlotte, North Carolina 28255
 (Address of principal executive offices)

(704) 386-8486
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d)      Bank of America Corporation (“Bank of America”) has expanded its board of directors to nineteen directors. Pursuant to the terms of the Agreement and Plan of Merger, dated as of June 30, 2005 (the “Merger Agreement”), between Bank of America and MBNA Corporation (“MBNA”), Bank of America appointed Frank P. Bramble, Sr. to Bank of America’s board of directors, effective immediately following the completion of the merger (the “Merger”) contemplated in the Merger Agreement. Mr. Bramble also was appointed to the Asset Quality Committee of the Bank of America board of directors, effective upon completion of the Merger. Information regarding any related party transactions between Mr. Bramble or any of his immediate family and Bank of America is not available at this time, and Bank of America will file an amendment to this Form 8-K at such time as such information becomes available.

          A copy of the press release announcing the appointment of Frank P. Bramble, Sr. to the board of directors is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 8.01 Other Events.

          On January 1, 2006, pursuant to the terms and conditions of the Merger Agreement, Bank of America and MBNA completed the Merger, in which MBNA merged with and into Bank of America. Bank of America is the surviving corporation.

          Pursuant to the Merger Agreement, each share of MBNA common stock outstanding at the effective time of the Merger was converted into the right to receive 0.5009 of a share of Bank of America common stock and $4.125 in cash. The purchase price of approximately $35 billion includes the issuance of approximately 631 million shares of Bank of America common stock, the conversion of MBNA options outstanding to Bank of America options outstanding and the payment of approximately $5.1 billion in cash.

          This description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached as Exhibit 2.1 to this report and is incorporated herein by reference. A copy of the press release announcing the completion of the Merger is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are filed herewith:

Exhibit No.		Description of Exhibit

2.1		Agreement and Plan of Merger, dated as of June 30, 2005, between Bank of America Corporation and MBNA Corporation (incorporated by reference to Bank of America’s Current Report on Form 8-K filed on July 6, 2005).

99.1		Press release, dated January 1, 2006, announcing completion of the Merger and appointment of Frank P. Bramble, Sr. to the board of directors.

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

By:	/s/ William J. Mostyn III
William J. Mostyn III
Deputy General Counsel and Corporate
Secretary

Dated: January 3, 2006

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of June 30, 2005, between Bank of America Corporation and MBNA Corporation (incorporated by reference to Bank of America’s Current Report on Form 8-K filed on July 6, 2005).

99.1	Press release, dated January 1, 2006, announcing completion of the Merger and appointment of Frank P. Bramble, Sr. to the board of directors.